Domino’s Pizza Investor Day Marking 50 Years of Global Success Domino’s Pizza Investor Day Marking 50 Years of Global Success December 9, 2010 December 9, 2010 Exhibit 99.1

2
Forward-Looking Statements
This presentation and our accompanying comments include “forward-looking statements.”
These statements relate to future events or our future financial performance and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-
looking statements. This presentation and our accompanying comments do not purport to identify the risks inherent in an investment in Domino’s Pizza and factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, include but are not limited to those risk factors identified in Domino’s Pizza, Inc.’s Annual Report on Form10-K for the fiscal year ended January 3, 2010, as well as other SEC reports filed by Domino’s Pizza, Inc. from time to time.
Although we believe that the expectations reflected in the forward-looking statements are based upon reasonable estimates and assumptions, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on forward-looking statements, which reflect our estimates and assumptions and speak only as of the date of this presentation. We undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances.  In light of the above, you are urged to review the disclosures contained in the
Domino’s Pizza, Inc. SEC reports, including the risk factors contained therein.
This presentation contains trade names, trademarks and service marks of other companies. We do not intend our use or display of other parties’ trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.
Presentations made today are from individual publicly-traded companies.  Their content does not necessarily reflect  overall DPZ results in its role as the franchisor.

J. PATRICK DOYLE President and Chief Executive Officer

4

India – 9,000 store opening th

Top Publicly-Traded
International Restaurant Brands
McDonald’s:
18,481
Yum! Brands:
17,665
Starbucks:
5,727
Domino’s Pizza:
4,264
7
As of companies’ most recently reported quarterly earnings
International Store Count

400
350
300
250
200
150
100
50
0
232
238
147
236
209
246
249
257
346
63
31
90
140
103
100
2005
2006
2007
2008
2009

Leading International Unit Growth 8 Domino’s Adds More New Stores Per Year 5-Year Growth: Pizza Hut: + 940 Domino’s: +1,323 Papa John’s: + 424

8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.7%
6.4%
4.1%
4.0%
5.9%
6.1%
4.0%
6.7%
6.2%
4.3%
5.9%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Thru Q3 2010

Sixteen Years of Positive Sales 9 International Same Store Sales Growth

Total Stores	Global Retail Sales	Operating Income
47%	47%	36%

International: Q3 2010 10

$3.2 Billion 11 Combined Market Capitalization As of December 1, 2010

MICHAEL LAWTON, CFO

- An Early View of 2011

CHRIS MOORE, CEO

LEE GINSBERG, CFO

- Domino's Pizza UK & Ireland

DON MEIJ, CEO

- Domino's Pizza Enterprises (Australia, NZ & Europe)

ALFONSO TINOCO, CMO

- Domino's Pizza Mexico

DIEGO GAXIOLA, CFO

- ALSEA

AJAY KAUL, CEO

- Jubilant Foodworks (India)

Q&A

LUNCH

Agenda

AN EARLY VIEW OF 2011 Michael T. Lawton Executive Vice President and Chief Financial Officer

March 1, 2011 14

Cap Ex : $20-$30 million

Tax Rate: 39%

Currency: Weakening dollar

2011 Modeling Inputs 15

2011 Commodities 16 vs. 2010 Up Slightly

International Same Store Sales

- +3% to +5%

Domestic Same Store Sales

- +1% to +3%

Sales: Long-Range Outlook 17

Domestic Same Store Sales Outpace Industry
1Q10 2Q10 3Q10
Domino’s 14.3 8.8 11.7
Papa John’s (0.4) 0.4 (0.6)
Pizza Hut 5.0 8.0 8.0
Q1 Q2 Q3
+15.3% +8.1% +11.7%
(0.1%)
+0.5%
(0.6%)
+2.0%
0.0% (5.0%)
1Q09 2Q09 3Q09
Domino’s 1.0 (0.7) 0.0
Papa John’s 0.3 0.1 0.0
Pizza Hut (3.0) (8.0) (13.0)
Two-Year Trend: 2009-2010

Store Growth: Long-Range Outlook 19

Net Units	Domestic Same Store Sales	International Same Store Sales	Global Retail Sales
+250 to +300	+1% to +3%	+3% to +5%	+4% to +6%

Long-Range Outlook
20
Outlook does not constitute specific earnings guidance. Domino’s does not provide quarterly or annual earnings estimates.
Individual markets may not reflect DPZ performance as a whole.
Reflects 65 markets and 9,169 stores

21

Proven Business Model • Powerful Global Brand • 50 Years of: o Consistent sales & store growth o Strong product demand o Strong unit economies • Based upon the Franchise Model 22

LTM FCF Yield
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
DPZ
SONC
AFCE
PZZA
PNRA
THI
SBUX
MCD
YUM
WEN
CMG
LTM FCF Yield

Strength of Our Business Model
Free Cash Flow
• DPZ free cash flow yield exceeds peers
• Cash used opportunistically for debt buy backs, stock repurchases and dividends
23
11.8%
9.7%
7.5%
6.8%
5.9% 5.6%
5.5%
4.8%
4.1%
4.0%
2.4%

Questions Questions